OFFER OR  TO  COMPLETE  BLOCKS  12,  17,  23M  24  &  30       M9545004RC45078

2.CONTRACT NO. 3.AWARD/EFFECTIVE 4.ORDER NUMBER 5.SOLICITATION NUMBER 6. SOLICITATION ISSUE
M67854-04-D-5099    DATE:  SEE  BLOCK  31b  0001
DATE:
--------------------------------------------------------------------------
FOR  SOLICITATION     a.NAME          b.TELEPHONE  NUMBER          8.  OFFER DUE
DATE/

INFORMATION  CALL      TERENCE  J.  McGINN  (703)  432-3772  (no collect calls)
LOCAL  TIME
--------------------------------------------------------------------------
ISSUED  BY    CODE  M67854     10.  THIS ACQUISITION IS     11. DELIVERY FOR FOB
12.  DISCOUNT  TERMS
                     DESTINATION  UNLESS
                    [  ]  UNRESTRICTED          BLOCK  IS  MARKED
COMMANDER           [  ]  SET  ASIDE:
MARCORSYSCOM        [  ]  SEE  SCHEDULE
NET  30
ATTN  GTES-T.J.  McGINN   [  ]  SMALL  BUSINESS
-------------------------------------------------------------------
2200  Lester  Street      [ ] SMALL DISADV. BUSINESS 13a. THIS CONTRACT
IS  A  RATED  ORDER
QUANTICO,  VA  22134      [  ]  8A
UNDER  DFAS  (15  CFR  700)

-------------------------------------------------------------------
BUYER:  TERENCE  J.  McGINN
13b.  RATING:
          (703)  432-3772                                    DO-A4A
      FAX:(703)  432-3532
--------------------------------------------------------------------
                              14.  METHOD  OF  SOLICITATION
                              [X]  RFQ   [  ]  IFB  [  ]  RFP
--------------------------------------------------------------------------
15.  DELIVER  TO               CODE                   16.   ADMINISTERED  BY
SEE  PAGE  2                   DCMA  ATLANTA
                               COLUMBIA  AREA  OPERATIONS  TEAM
                               PO  BOX  10054
                               FORT  JACKSON  29207-7000
     ACO:  Karen  Benner  (803)  751-6877
-
--------------------------------------------------------------------------------
7a.  CONTRACTOR  CODE [7EFH8] FACILITY CODE [     ]                 18a. PAYMENT
WILL  BE  MADE  BY

TECHNICAL  SOLUTIONS  GROUP,  INC.     88-0361514     DFAS  COLUMBUS CENTER
9801  HIGHWAY  78,  #3                 SOUTH  ENTITLEMENT  OPERATIONS
LADSON,  SOUTH  CAROLINA  29456        TIN:          PO  BOX  182264
                         DUNS:  00-3268989     COLUMBUS,  OHIO  43218-2264
Mike  Aldrich  (203)  912-1350;  Aldrich@forceprotection.net
                                 ---------------------------

17b.  CHECK  IF REMITTANCE IS DIFFERENT AND PUT SUCH     18b. SUBMIT INVOICES TO
ADDRESS  SHOWN  IN  ADDRESS  IN  OFFER                         BLOCK 18a. UNLESS
BLOCK  IS  CHECKED
                                   [X]  SEE  ADDENDUM

19.          20.                    21.          22.     23.          24.
ITEM  NO.          SCHEDULE  OF SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT
PRICE     AMOUNT

          SEE  PAGE  2.

25.  ACCOUNTING AND APPROPRIATION DATA               26. TOTAL AWARD AMOUNT (For
Govt.  Use  Only)
aa1741109  5230  67854  067443  2D  5230F3  00004RC45078          $4,699,990.00

27a.  SOLICITATION  INCORPORATES  BY REFERENCE FAR 52212-1, 52212-4, 52212-5 ARE
ATTACHED,  ADDENDA  [  ]  ARE  [  ]  ARE  NOT  ATTACHED
27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52212-4, FAR 52212-5, IS ATTACHED, ADDENDA [ ] ARE [ ] ARE NOT ATTACHED

[X] 28. CONTRACTOR IS REQUIRED TO SIGN THOS DOCUMENT AND RETURN          29. [ ]
AWARD  OF
COPY  TO  ISSUING  OFFICE.  CONTRACTOR  AGREES  TO  FURNISH  AND
CONTRACT  REFERENCE
DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON _______ OFFER DATED
ANY  ADDITIONAL  SHEETS  SUBJECT  TO  THE  TERMS  AND  CONDITIONS
_______.  YOUR  OFFER  OR
SPECIFIED  HEREIN.                              ON  SOLICITATION  (Block  5).
INCLUDING  ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN IS ACCEPTED AS TO
ITEMS:

30a. SIGNATURE: OFFEROR/CONTRACTOR    31a. UNITED STATES OF AMERICA(SIGNATURE OF
CONTRACTING
     OFFICER)
/s/  Michael  Aldrich                    /s/  Terence  McGinn

30b.  NAME AND TITLE OF SIGNER (TYPE OR PRINT) 30c. DATE SIGNED     31b. NAME OF
CONTRACTING  OFFICER  (TYPE  OR  PRINT)  DATE  SIGNED
Michael M. Aldrich, Vice President     21 Apr 2004     Terence J. McGinn, United
States  Marine
     Corps     21  Apr  2004
     -----
32a.  QUANTITY  IN  COLUMN  21  HAS  BEEN
[  ]  RECEIVED  [  ]  INSPECTED  [  ]ACCEPTED,
AND  CONFORMS  TO  THE  CONTRACT,
EXCEPT  AS  NOTED
32b.  SIGNATURE  OF  AUTHORIZED  GOVT.  REPRESENTATIVE.     32.  DATE
33.  SHIP  NUMBER 34. VOUCHER NUMBER 35. AMOUNT VERIFIED CORRECT FOR 36. PAYMENT
37.  CHECK  NUMBER
38.  S/R  ACCOUNT  NUMBER
39.  S/R  VOUCHER  NUMBER
40.  PAID  BY
41a.  I  CERTIFY  THIS  ACCOUNT  IS  CORREC  AND  PROPER  FOR  PAYMENT
41b.  SIGNATURE  AND  TITLE  OF  CERTIFYING  OFFICER  41c.  DATE
42a.  RECEIVED  BY  (PRINT)  42b.  RECEIVED  AT  (LOCATION)     42c.  DATE RECED
(YY/MM/DD)  42d.  TOTAL  CONTAINERS